UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 12, 2008

VIRNETX HOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-75137 (Commission File Number)	77-0390628 (IRS Employer Identification No.)
5615 Scotts Valley Drive, Suite 110
Scotts Valley, CA 95066
(Address of principal executive offices and Zip Code)
(831) 438-8200
(Registrant’s telephone number, including area code)
9453 Alcosta Boulevard
San Ramon, CA 94583
(925) 828-0934
(Former name or former address since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statemens and Exhibits.
SIGNATURES
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3

     This current report responds to the following items on Form 8-K:
     Item 1.01 Entry into a Material Definitive Agreement.
     Item 9.01 Financial Statements and Exhibits.
     As used in this current report and unless otherwise indicated, the terms the “Company,” “we,” “us,” and “our” refer to VirnetX Holding Corporation, a Delaware corporation, formerly PASW, Inc.

     Item 1.01 Entry into a Material Definitive Agreement.
Amendment No. 2 to Patent License and Assignment Agreement
     Virnetx Inc., the Company’s wholly owned subsidiary entered into an Amendment No. 2 to Patent License and Assignment Agreement by and between the Company and Science Applications International Corporation, dated as of March 12, 2008 (the “Amendment”). This Amendment reflects a change from an exclusive to a non-exclusive license back to SAIC of certain patent rights outside the Company’s field of use.
Agreements with ipCapital Group, Inc.
     Virnetx Inc., the Company’s wholly owned subsidiary entered into an Intellectual Property Brokerage Agreement with ipCapital Group, Inc., a Delaware corporation (“ipCapital”), dated as of March 13, 2008. Pursuant to this agreement, ipCapital has agreed to introduce the Company to five mutually agreed strategic licensees of the Company’s technology, in exchange for 10% of the royalties of each resulting licensing arrangement up to an aggregate maximum of $2,000,000 per licensee or $10,000,000 in the aggregate.
     The Company entered into an Engagement Letter for Strategic Intellectual Property Licensing and Training with ipCapital, dated as of March 12, 2008. Pursuant to this engagement letter, ipCapital will develop the Company’s licensing strategy and train the Company to pitch their licenses effectively for a fee of $75,000.
     Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Amendment No. 2 to Patent License and Assignment Agreement by and between VirnetX, Inc. and Science Applications International Corporation, dated as of March 12, 2008.

10.2	Intellectual Property Brokerage Agreement by and between VirnetX, Inc. and ipCapital Group, Inc., dated as of March 13, 2008.

10.3	Engagement Letter for Strategic Intellectual Property Licensing and Training by and between the Company and ipCapital Group, Inc., dated as of March 12, 2008.

2

Exhibits

Exhibit No.	Description

10.1	Amendment No. 2 to Patent License and Assignment Agreement by and between VirnetX, Inc. and Science Applications International Corporation, dated as of March 12, 2008.

10.2	Intellectual Property Brokerage Agreement by and between VirnetX, Inc. and ipCapital Group, Inc., dated as of March 13, 2008.

10.3	Engagement Letter for Strategic Intellectual Property Licensing and Training by and between the Company and ipCapital Group, Inc., dated as of March 12, 2008.

3

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 18, 2008	VIRNETX HOLDING CORPORATION
	By:	/s/ Kendall Larsen
	Name:	Kendall Larsen
	Title:	Chief Executive Officer